                                                                 Exhibit 10.11


                                                                  CONFIDENTIAL

[*]: CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


                   CONTRACT BULK FARE AND MARKETING AGREEMENT

This Agreement made this 22nd day of October, 1998 by and between AMERICAN AIRLINES, INC. ("American"), having its principal place of business at 700 DFW Business Center North, 4th Floor MD 1304, DFW Airport, TX 75261 and TRAVELSCAPE.COM ("Contractor"), having its principal place of business at 8951 West Sahara Avenue, Las Vegas, NV 89117.

1. The term of this Agreement shall be for travel from January 1, 1998 through March 31, 2000, unless otherwise indicated on the Attachments, provided, however, that either party may terminate this Agreement upon fourteen (14) days written notice to the other party. If American terminates or reduces service to any city that is covered by the Agreement, the Agreement shall be automatically amended to exclude such city or to reflect such reduction, effective on the date of termination or reduction, without liability to any party, and the Agreement will continue in full force and effect as to the cities and service not affected by such termination or reduction as described in the attachments.

2. During the term of this Agreement, American agrees to offer certain Bulk fares (the Bulk Fares) to Contractor for air transportation services, and Contractor agrees to pay American for such services in accordance with those Bulk Fares. The Bulk Fares for each market as well as the terms, conditions and applicable travel period covered by the Agreement are set forth on the Attachments. Contractor agrees to abide by the ticketing rules and restrictions described in the Attachments, issue tickets on standard ticket stock plated on American
         (001) and remit payment through the Airline Reporting Corporation. Contractor agrees to utilize the Bulk Fares in assembling, promoting and selling certain tour packages (the Tour Package) featuring air transportation on American and ground arrangements. American reserves the right to change the Bulk Fares upon fourteen (14) days written notice. Contractor agrees to pay the new fare for all seats ticketed on or after the effective date of the new fares.

3. Resale by agent of air only tickets issued under this Agreement is prohibited. Disclosure to a third party or advertisements of airfares independently issued under this program will result in forfeiture of the Agreement.

4. Contractor agrees to provide to American, copies of its promotional materials which describe the tour package to be sold in conjunction with the bulk fares listed on Attachment A upon signing this Agreement. Failure to provide American with copies of such promotional materials will result in immediate termination of this Agreement.

5. Contractor acknowledges that the telephone and tracking number(s) listed below will be inserted into all Passenger Name Records (PNR) to ensure compliance with the conditions of this Agreement.

6. This Agreement shall not be valid and binding upon the parties hereto until counter-signed by the American Airlines Leisure Sales Manager.

7. Contractor acknowledges that he has read and understands the Standard Terms and Conditions attached hereto as Exhibit I and agrees to be bound thereby.

8.       This Agreement supersedes all previous Contract Bulk Agreements.

9. Renewal of this Agreement is contingent upon, but not limited to, the achievement of the minimum total passenger production of 2500 qualifying round-trip bulk passengers per year.

         AMERICAN AIRLINES, INC.                   TRAVELSCAPE.COM
         /s/ Robyn Aniol                           /s/ Tim Poster
         Robyn Aniol                               Tim Poster
         Manager                                   CEO
         Leisure Programs                          ARC: 2954690
                                                   PCC: K7P4
                                                   Tracking #: 702-792-3811

                   CONTRACT BULK FARE AND MARKETING AGREEMENT
                                    EXHIBIT I
                          STANDARD TERMS AND CONDITIONS

Unless otherwise defined, each term used herein with its initial letter capitalized has the meaning assigned to such term in the Marketing Agreement by and between American and Contractor.

1. COMPLIANCE WITH APPLICABLE LAWS. Contractor represents to American that, with respect to the Agreement and otherwise, Contractor is and throughout the term of the Agreement shall remain in compliance with all applicable laws, regulations and contractual arrangements governing its business that pertain to the subject matter of the Agreement, including without limitation assembling, promoting, offering and selling travel on American.

2. OPERATING PROCEDURES. Passengers traveling on American shall be entitled to all of the privileges provided to scheduled service passengers pursuant to American's Conditions of Carriage for domestic and overseas passengers, including amenities if delayed, involuntary rerouting privileges, and denied boarding compensation if oversold. In its dealings with passengers, Contractor shall comply with the terms of American's Conditions of Carriage for domestic and overseas passengers.

3. EXCLUSIVE PAYMENT Any commission payments made to Contractor for travel covered by the Agreement shall be in lieu of and not in addition to all other payments for the sale of such travel which Contractor might be entitled to receive under any other agreement with American.

4. REFUNDS AND LIMITATIONS ON RESALE. (a) All refunds to passengers shall be Contractor's responsibility. If Contractor fails to promptly make any refund as required by its contract with passengers, American shall have the right but not the obligation to make such refunds to passengers and collect such payments from Contractor on demand. Contractor shall have the right to establish its own refund policy, provided that such policy shall not be inconsistent with American's Conditions of Carriage for domestic and overseas passengers. (b) Travel on American cannot be resold by Contractor at any airport terminal served by American or any American City Ticket Office location.

5. TERMINATION OR REDUCTION OF SERVICES. If the Agreement is terminated prior to its expiration date, the Agreement shall only apply to tickets for travel on American issued through the actual termination date. In the event that American terminates or reduces service to any city or market that is covered by this Agreement, then the Agreement shall be automatically amended to exclude such city or reduce such service, effective on the date of termination or reduction, without liability to any party, and the Agreement shall continue in full force and effect as to the cities or markets not affected by such termination or reduction. Further, American shall have the right to reduce or eliminate space available to Contractor at the Bulk Fares to any city or market upon written or electronic notice, effective on Contractor's receipt of such notice, without liability to any party, and the Agreement shall continue in full force and effect as to the cities and markets not so affected.

6. ADVERTISING. Contractor shall not be permitted to advertise the Bulk Fares on a stand alone basis, and Contractor shall only advertise the Bulk Fares in advertisements for the Tour Package that utilizes an overall Tour Package price. Contractor agrees to feature American's service and logo prominently whenever possible. Contractor agrees that prior to publication of such promotional materials, the final proofs shall be submitted to American for American's final approval. If such approval is given, Contractor agrees that no change shall be made to such final proofs without first obtaining American's approval.

7. BULK FARES TO BE USED ONLY WITH THE TOUR PACKAGE. Bulk Fares can only be used in conjunction with the Tour Packages and in no event can Contractor utilize the Bulk Fares in connection with company meetings, conventions and/or other air only ad hoc groups. If Contractor uses the Bulk Fares in an improper manner, Contractor shall be liable to American for the difference between the Bulk Fare used and American's lowest applicable fare at time of ticketing, and such amount shall be payable to American on demand. In addition, and without affecting American's rights to receive such payment, improper use of the Bulk Fares shall be cause for termination by American pursuant to paragraph 8 below.

8. DEFAULT AND TERMINATION. (a) Either party may terminate the Agreement for any reason or for no reason upon fourteen (14) days written notice to the other party. In the event that either party defaults in the performance of the terms and conditions of the Agreement, and such default continues for a period of ten (10) days following written notice thereof from a non-defaulting party to the defaulting party then the non-defaulting party may terminate the Agreement and/or pursue any remedy available to it in Law or in equity. (b) If the Agreement is terminated prior to its expiration date, the Agreement shall only apply to tickets for travel on American issued through the termination date. (c) In the event that Contractor merges into itself or acquires a controlling interest in another company, or in the event that Contractor is acquired by or merged into another company, or another company acquires a controlling interest in Contractor, then American, at its option, may immediately terminate the Agreement on written notice to Contractor.

9. A.R.C./I.A.T.A. AGENT. In the event of suspension or termination of a Contractor's appointment as an approved A.R.C./I.A.T.A. agent, American shall have the right to terminate the Agreement.

10. INDEMNIFICATION. (a) INDEMNIFICATION BY CONTRACTOR. Contractor agrees to defend, indemnify and hold harmless American, its officers, directors, agents, and employees from any and all liabilities, claims, suits, losses, fines, penalties, damages, and expenses (including reasonable attorneys fees) arising out of Contractor's negligence, Contractor's breach of any of the provisions of the Agreement or any act or failure to act by Contractor in connection with the sale of air travel on American, and/or any other service by Contractor or promotional material distributed by Contractor. (b) INDEMNIFICATION BY AMERICAN. American agrees to defend, indemnify and hold harmless Contractor, its officers, directors, agents, and employees from and against any and all liabilities, claims, suits, losses, fines, penalties, damages, and expenses (including reasonable attorneys fees) arising out of American's negligence, American's breach of any of the provisions of the Agreement or American's acts or failure to act in connection with the air transportation provided by American under the Agreement. (c) Each parties indemnity obligation shall continue where any such liability is joint or concurrent, provided that under such circumstances the indemnitor shall indemnify the indemnitee in proportion to its comparative share of liability.

                   CONTRACT BULK FARE AND MARKETING AGREEMENT

11. FORCE MAJEURE. American shall not have responsibility or liability to Contractor for any loss, damage, delay or prevention of the completion of any flight subject to the Agreement, resulting from any force majeure, including without limitation, an Act of God, act of governmental authority, seizure under local process, sanctions, quarantine restrictions, fire, fog, smog, flood, weather, mechanical difficulties, riots or civil commotions, strikes, lockouts, labor disputes, schedule changes , labor stoppage (whether resulting from disputes between American and its employees or between other parties), war, or hazards or dangers incident to a state of war, or any other acts, matters, or things, whether or not of a similar nature, beyond the control of American. If American is forced to cancel a flight for any of the above reasons, the obligations of both parties will be proportionately reduced, i.e., American will not be responsible for any costs associated with its failure to operate the flight (other than as provided specifically in its Conditions of Carriage) and Contractor will not be required to pay for any seats on the flight. Contractor's total obligation will also be reduced pro tanto.

12. CONFIDENTIALITY. Contractor shall hold this Agreement and each and every provision hereof in confidence and, except as is specifically provided herein, shall not disclose by the terms hereof to any other person, firm, organization, association or entity, of any and every kind, whether public, private or governmental (local, municipal, state, provincial and/or federal), for any reason, or at any time, without the prior written consent of American, unless such disclosure is required by law or legal process relating to proceedings between a party hereto and any third party. In the event of such disclosure, the Agreement may be terminated immediately by American, without notice, and American shall have the right to pursue any remedies available to it in law or in equity.

13. RELATIONSHIP OF PARTIES. The relationship between Contractor and American shall be that of independent contractors for all purposes hereunder and neither party shall have the right to act as agent for the other. In no event shall persons employed by either party be held or construed to be employees of the other party. Notwithstanding the fact that Contractor has agreed to follow certain procedures and instructions of American, American shall have no supervisory power or control over any employees, agents or independent contractors engaged by Contractor in connection with its performance hereunder.

14. TAXES. Contractor shall pay all federal, state and local taxes, charges, duties, any public or private fees, charges or assessments levied on Contractor under the laws of any country which result from or are: (i) attributable to Contractor sale of travel on American or any income received by it under the Agreement, or (ii) incurred in connection with or incidental to the sale of travel on American insofar as the same is not expressly included in the prices hereunder.

15. COMPLETE AGREEMENT: AMENDMENT. The Agreement and these Standard Terms and Conditions represent the complete, final, and exclusive Agreement between American and Contractor with respect to subject matter hereof, and may be amended and/or supplemented by written notice by American.

16. ASSIGNMENT. Neither party to the Agreement shall transfer or assign the Agreement, or any right or obligation thereunder, by operation of law or otherwise, without the prior written consent of the other party except that American, without consent of Contractor, may assign the Agreement and its rights and obligations hereunder to any successor to its business. Upon any transfer or assignment (whether voluntary or involuntary) of the Agreement not otherwise permitted herein, the Agreement will automatically terminate.

17. WAIVER. A failure or delay by any party to the Agreement to require strict performance or enforcement of any provision of the Agreement or a previous waiver or for bearance by any party to any performance or provision shall in no way be construed as a waiver or continuing waiver of any provision of the Agreement by that party.

18. SEVERABILITY. In the event any one or more of the provisions of the Agreement shall for any reason be held to be invalid, illegal, or unenforceable, the remaining provisions of the Agreement shall be unimpaired, and the invalid, illegal, or unenforceable provisions shall be replaced by a mutually acceptable and valid provision which comes closest to the intention of the parties underlying the invalid, illegal, or unenforceable provision.

19. BOOKS AND RECORDS. Contractor shall at all times keep complete and accurate books, records and accounts from which American can determine the actual number of seats sold by Contractor. The books, records, and accounts of Contractor pertinent to the Agreement shall be retained for a period of at least two (2) years after the expiration or other termination of the Agreement and shall, at all reasonable times, be accessible to and open for inspection, examination, audit and copying by American.

20. HEADINGS. The headings in the Agreement and these Standard Terms and Conditions are for purposes of reference only and shall not in any way limit or otherwise affect the meaning or interpretation of any of the terms thereof.

21. GOVERNING LAW. The Agreement shall be governed by and interpreted pursuant to the substantive laws of the State of Texas without giving effect to the principles of conflicts of law of such jurisdiction.

22. NOTICES. Any notices under the Agreement shall be in writing, and shall be delivered in person, by courier, by electronic telecommunication or by United States mail, addressed to each party at the address set forth in the Agreement, or as may be designated from time to time by the parties.

23. SURRENDER OF SEATS DURING CRITICAL DEMAND. American may request that Contractor surrender seats held when flights experience critical demand. Contractor agrees to either release the reservation or confirm that it has been ticketed. American reserves the right to demand payment in full for the seats held as a condition for not requiring Contractor to surrender such space.

                   CONTRACT BULK FARE AND MARKETING AGREEMENT
                               AMERICANAIRLINES -Registered Trademark-
                          SOMETHING SPECIAL IN THE AIR.

                             LEISURE SUPPORT CENTER

                    OPEN 7:00 A.M.-6:00 P.M. CT MONDAY-FRIDAY
                       PHONE 972-425-6397 FAX 972-425-7064
                 URGENT AFTER HOURS 800-433-1790 (RESERVATIONS)
             10 WHOLESALE SPECIALISTS DEDICATED TO HELPING YOU SELL
              AMERICAN AIRLINES AND ASSIST YOU WITH THE FOLLOWING:

                      -       AD-HOC GROUP QUEUE PROCESSING

                      -       WAITLIST QUEUE PROCESSING

                      -       CUSTOMER SERVICE ISSUES

                      -       BULK FARE PRICING, ROUTING INQUIRIES

             QUEUE DIRECTLY TO THE LEISURE SUPPORT CENTER USING THE
                                FOLLOWING QUEUES:

                      - ZWH 92 - ASSISTANCE WITH SCHEDULE CHANGES OR MARRIED CONNECTIONS

                      -       ZWH 99 - GROUP REQUESTS OF 10 OR MORE PASSENGERS

                      -       YMK 57 - INDIVIDUAL PASSENGER REQUESTS

                      -       ZWH 101 - SUPERVISOR APPEAL QUEUE

ESTIMATED PROCESSING TIME IS 24 HOURS; 48 HOURS FOR SPECIAL YIELD MANAGEMENT CONSIDERATION. FOR URGENT REQUESTS THAT REQUIRE AN IMMEDIATE RESPONSE, CALL THE LEISURE SUPPORT CENTER.

ROUTE AD-HOC GROUP DEPOSITS TO:

OVERNIGHT ADDRESS                                   MAILING ADDRESS

AMERICAN AIRLINES, INC.                             AMERICAN AIRLINES, INC.
LEISURE SUPPORT CENTER                              LEISURE SUPPORT CENTER
ATTN - DON RATTAN                                   ATTN - DON RATTAN
700 DFW BUSINESS CENTER NORTH                       MD 1304 DFW, P.O. BOX 619047
4TH. FLOOR, MD 1304 DFW                             DFW BUSINESS CENTER NORTH
DFW AIRPORT, TX 75261                               DFW AIRPORT, TX 75261-9047

                   CONTRACT BULK FARE AND MARKETING AGREEMENT
                                   EXHIBIT II
                              WHOLESALE PROCEDURES

As a preferred account of American Airlines, the Leisure Support Center is available to assist you in the management of Bulk Fare inventories held on American's flights. The Leisure Support Center will be able to help with space requests, SABRE formats, time limit procedures, general passenger services and information.

HOURS OF OPERATION ARE:                    7:00 A.M. - 7:00 P.M. Central Time
                                           Monday - Friday (Closed Holidays)


TELEPHONE CONTACT:                         (972) 425-6397

FAX:                                       (972) 425-7064


SABRE ACCOUNTS INDIVIDUAL SPACE REQUESTS

Contractor may free-sell a maximum of 9 seats per flight, with names from city pair availability using the Bulk Fare inventory class code (Z) as long as the bulk inventory appears in the city pair. Confirming 10 or more seats on any one flight without prior authorization from the Leisure Support Center will result in the cancellation of all space booked and termination of Contractor's wholesale Agreement. Contractor may request groups by queuing the request to the Leisure Support Center as outlined in Attachment B Ad Hoc Group Space Provisions.

Requests for individual space which shows sold out in the Bulk class of service
(Z), may be queued to the Leisure Support Center provided (V) inventory reflects a number of seats equal to or greater than the number of seats Contractor is requesting. Availability in (V) inventory does not guarantee that Contractor's requests for space will be confirmed in the Bulk class of service (Z).

Individual space must be requested using a flight number and a DS action code as outlined below.

EXAMPLE: A request for flight 621/15 MAY CITYPAIR using Z class for a party of 2.

         1.       Use a corporate name field to identify the PNR. i.e.
                  -C/2 WHOLESALE TRAVEL
         2. Desire requested flight segments using a DS action code. i.e. 0621Z15MAY CITYPAIR DS2
         3.       Add 5 Remarks line - 5H-For all changes see N*Wholesale.
         4.       Complete the PNR and queue PNR to YMK57/11. i.e. QP/YMK57/11

Please be aware that PNRs built with only DS segments can be retrieved by using the waitlist entry (*L#FLT NUMBER/DATE-NAME).

Under no circumstances should you HK an alternate class of service when the Bulk Fare inventory is not available in anticipation of having the seats converted to the Bulk Fare inventory. These requests will not be processed and the alternate class of service will be cancelled.

The Leisure Support Center will evaluate your request and respond to you via your urgent queue, Queue O.

                   CONTRACT BULK FARE AND MARKETING AGREEMENT
                                   EXHIBIT III
                       CONTRACT BULK TICKETING PROCEDURES

VALID FOR ROUND-TRIP TRANSPORTATION FROM THE U.S. TO THE CITIES DESIGNATED IN ATTACMENT A OF THIS AGREEMENT, TICKETED ON STANDARD TICKET STOCK PLATED TO AMERICAN (001). TICKETING ENTRIES ARE TO BE AS FOLLOWS:


NAME FIELD:                                      PASSENGER NAME
AADVANTAGE NUMBER:                               PASSENGER's AADVANTAGE NUMBER
                                                 (NOTE: MILEAGE IS ACCRUED FOR THE AADVANTAGE PROGRAM FOR BULK FARES)
ENDORSEMENT BOX:                                 VALID AA ONLY, NON-REFUNDABLE, NON-ENDORSABLE.
ROUTING:                                         IN ACCORDANCE WITH SPACE CONFIRMED ON AMERICAN AIRLINES/AMERICAN EAGLE. NO
                                                 BACKTRACKING PERMITTED.
CARRIER:                                         VALID ONLY ON AMERICAN AIRLINES/AMERICAN EAGLE
FLIGHT:                                          APPROPRIATE FLIGHT NUMBERS FOR PASSENGER's ROUTING
CLASS OF SERVICE:                                APPLICABLE INVENTORY AS OUTLINED IATTACHMENT A
DATE:                                            DATE FOR EACH SCHEDULED DEPARTURE
TIME:                                            TIME FOR EACH SCHEDULED DEPARTURE
STATUS:                                          OK
FARE BASIS:                                      AS APPLICABLE FROM ATTACHMENT A
NOT VALID BEFORE:                                DATE OF ORIGINATION TRAVEL (1ST SEGMENT)
NOT VALID AFTER:                                 DATE OF RETURN TRAVEL (LAST SEGMENT)
PASSENGER COUPON/FARE:                           FARE BOX TO STATE: $0.00
PASSENGER COUPON/TAX:                            TAX BOX TO STATE: Applicable taxes
AUDITOR/AGENT COUPON/FARE:                       AS APPLICABLE (PER ATTACHMENT A)
AUDITOR/AGENT COUPON/TAX:                        AS APPLICABLE (PER ATTACHMENT A)
FOP BOX:                                         APPLICABLE FORM OF PAYMENT. REFUND ONLY TO ISSUING AGENCY.
COMMISSION BOX:                                  APPLICABLE COMMISSION PERCENTAGE-AGT/AUDITORS CPN ONLY



FARES AND TICKETING FOR SABRE AUTOMATED ACCOUNTS

FARE DISPLAY, BOOKING AND AUTO TICKETING ARE AVAILABLE IN SABRE ONCE YOUR SABRE SET IS UPDATED FOR CONTRACT BULK FARES AND TICKETING.

FARE QUOTES ARE AVAILABLE BY USING THE (CB) FARE CODE ENTRY., (I.E.: FQ CITYPAIR DATE CB)


ITINERARY PRICING IS AVAILABLE BY USING THE (YCB) PASSENGER CODE, (I.E.: WPPYCB)


AUTOTICKETING IS AVAILABLE FOR THOSE ACCOUNTS WITH ATB TICKET STOCK AND ATB TICKET PRINTERS ONLY. TICKETING IS AVAILABLE USING THE (YCB) PASSENGER CODE.
IE........W#PYCB#..............FOLLOWED BY NORMAL TICKETING ENTRIES SUCH AS FORM
OF PAYMENT, COMMISSION AND ANY APPLICABLE ENDORSEMENTS.

SABRE AUTOMATED ACCOUNTS WITHOUT ATB STOCK/ATB PRINTER USING TRANSITIONAL ARC STOCK SHOULD PHASE IV TICKETS AS FOLLOWS. CREATE YOUR PHASE IV TICKET SHELL WITH
THE PYCB PASSENGER TYPE.....W#PYCB. TO PHASE IV TICKETS SO THAT 0.00 APPEARS IN
THE BASE, TAX AND TOTAL BOX (TO AVOID THE WORD (FREE) FROM APPEARING) IS AS
FOLLOWS.....W#1#Y///. THE 3 SLASHES FOLLOWING THE Y WILL PUT 0.00 IN THE BASE,
TAX TOTAL BOX ON THE TICKET. THEN CONTINUE WITH NORMAL PHASE IV ENTRIES AND FORMATS.

          NOTE: ALL TICKETS ARE SUBJECT TO AN AMERICAN AIRLINES AUDIT.

                   CONTRACT BULK FARE AND MARKETING AGREEMENT
                                  ATTACHMENT B
                  AD HOC GROUP SPACE PROVISIONS WITH A DEPOSIT

1. AD HOC GROUP SPACE. The Agreement shall include an ad hoc group space arrangement between American and Contractor on the terms and conditions set forth on this ATTACHMENT.

2. OPERATING PROCEDURES FOR AD HOC GROUP SPACE. Requests for ad hoc groups of 10 or more passengers are permitted at the contracted Bulk air fare in only those markets outlined in Attachment A. Confirmations of individual passengers totaling 10 or more on one flight will be considered a group and subject to deposit and associated rules. Bulk Fares are to be utilized when assembling, promoting and selling certain tour packages (the Tour Package) featuring air transportation on American and ground arrangements for the minimum length of stay. Confirming 10 or more seats on any one flight without prior authorization from the Leisure Support Center will result in the cancellation of all space booked and termination of your wholesale Agreement.

3.       SABRE ACCOUNTS    GROUP REQUEST PROCEDURES

         Ad hoc group space should be requested using a flight number and a DS action code as outlined below.

         EXAMPLE: A request for a group of 20 originating on flight 369 on June 1 using the Z Bulk Fare.

         Use a corporate name field to identify the PNR. i.e. -C/20 WHOLESALE TRAVEL

         Desire requested flights/segments using a DS action code. i.e. ...0369Z1JUNCITYPAIRDS20

         Add Remarks line in PNR showing the fare basis code. ie... ZLCBYY PLUS APPLIC TAXES

         Add Remarks line in PNR stating- Refer to N*WHOLESALE for procedures

                           COMPLETED EXAMPLE:

                           1.       C/20-20WHOLESALE TRAVEL

                           1.       369Z 01JUN Q CITYPAIR DS20 530P 1010A

                           2.       270Z 15JUN Q CITYPAIR DS20 1035A 215P

                           REMARKS
                           1.       RT ZLCBYY PLUS APPLIC TAXES
                           2.       Refer to N*WHOLESALE for procedures.

         - Complete the PNR and queue PNR to ZWH99/15.        ie...QP/ZWH99/15

Please be aware that PNRs built with only DS segments can be retrieved by using the waitlist entry (*L#FLT NUMBER/DATE-CORP. NAME).

         AVAILABILITY OF V OR Z INVENTORY DOES NOT GUARANTEE THAT ALL GROUP REQUESTS WILL BE CONFIRMED.

         The PNR shall be considered for purposes of the Agreement as part of this ATTACHMENT, and the number of seats blocked in the PNR shall, unless the number of seats is subsequently changed by mutual consent, constitute the Allotment of ad hoc group space for Contractor under the Agreement. Contractor agrees to advise the Leisure Support Center of passenger names to be added to the PNR, 30 days prior to departure. All no name space will be automatically cancelled at 4:00 P.M. Central Time, 30 days prior to departure. If the 30 day final for names falls on a Saturday or Sunday, the final for names will be due the previous Friday. If the final for names falls on a Holiday or any day with suspended mail service, names will be due on the last business day prior to the final due date.

                   CONTRACT BULK FARE AND MARKETING AGREEMENT

4. BOOKING 30 DAYS OR MORE PRIOR TO DEPARTURE A deposit, as detailed in this attachment, must be submitted by Contractor and received by American within 30 days of confirmation or 30 days prior to departure, whichever comes first. If the deposit is not received prior to the due date, American will automatically cancel space at 4:00 P.M. Central Time, 30 days after confirmation or 30 days prior to departure, whichever comes first. Upon receipt of the deposit, the Leisure Support Center will add remarks in PNR indicating the deposit has been received and space is to be held per Contractor. Contractor is held liable for any liquidated damages incurred for each ad-hoc group held more than 30 days after confirmation of space or 30 days prior to departure, whichever comes first. In lieu of any liable damages for each ad-hoc group, Contractor may issue bulk tickets against all space held and submit passenger names and ticket numbers within 30 days of confirmation or 30 days prior to departure, whichever comes first. It is Contractor's responsibility to ensure all action taken by the Leisure Support Center is properly added by accessing SABRE. Failure to comply with these procedures will result in the cancellation of space booked.

5. BOOKING WITHIN 30 DAYS OF DEPARTURE Group requests within 30 days of departure will be accepted with passenger names and will be subject to Yield Management guidelines for group availability. If approved, ticketing is required by 4:00 P.M. Central Time one day after confirmation is received. Ticket numbers must be documented in the PNR or the group space will be automatically cancelled at 4:00 P.M. Central Time one day after confirmation. If the ticketing date falls on a Saturday or Sunday, ticketing and PNR documentation must take place the following business day. Ticketing and PNR documentation due on a Holiday, or any day with suspended mail service will be due on the following business day after the ticketing due date.

6. DEPOSIT REQUIREMENTS FOR AD HOC GROUP SPACE Contractor agrees to submit to American Airlines a deposit of USD $40.00 per seat, within 30 days of confirmation of ad hoc group space. If the due date falls on a Saturday or Sunday, the deposit will be due the previous Friday. Deposits due on a Holiday, or any day with suspended mail service, will be due on the last business day prior to the deposit due date. Mail checks or MCO payable to American Airlines, Inc. to:

                  MAIL PAYMENT GUARANTEE TO:

                  AMERICAN AIRLINES
                  DON RATTAN
                  MANAGER, LEISURE SUPPORT CENTER
                  P.O. BOX 619047
                  MD 1304 DFW
                  DALLAS/FT. WORTH AIRPORT, TX 75261-9047

                  FEDERAL EXPRESS ADDRESS: 700 DFW BUSINESS CENTER NORTH
                                4TH FLOOR MD 1304
                              DFW AIRPORT, TX 75261

         MUST REFERENCE PNR NUMBER ON THE CHECK OR MCO FOR PROPER DOCUMENTATION.

         If Contractor fails to submit the deposit, the ad hoc group space will be cancelled at 4:00 P.M. Central Time on the deposit due date. It is the Contractor's responsibility to ensure the deposit has been received by American by accessing SABRE.

7. SURRENDER OF AD HOC GROUP ALLOTMENT DURING CRITICAL DEMAND. American may request that Contractor surrender the allotment when flights experience critical demand. Contractor agrees to either release the allotment or confirm that it has been ticketed. American reserves the right to demand payment in full for the allotment as a condition for not requiring Contractor to surrender such space.

                   CONTRACT BULK FARE AND MARKETING AGREEMENT

8. CHANGES OR CANCELLATIONS Contractor expressly agrees that the PNR history contained in American's SABRE Reservations system for each PNR as provided herein, shall be regarded as the final and official record to be used to evaluate Contractor's performance under the Agreement. Contractor may, upon written or verbal notice, cancel or change subject to the following provisions as liquidated damages:

         DEPOSIT

         a) up to 61 days prior to departure Upon receipt of the deposit, cancellations up to 61 days prior to departure will result in a $10.00 per seat fee. Changes are allowed for the group as a whole with no fee as long as the destination city does not change and travel dates are within 3 days of the original dates booked. Voluntary changes to the destination city or travel dates outside 3 days will be considered a cancellation and will result in a $10.00 per seat fee.

         b) 60-30 days prior to departure Contractor agrees to utilize 90% of the space held at 60 days prior to departure or pay a fee of $40.00 per seat below the required minimum. All voluntary changes within 60 days of departure will be considered a cancellation.

         c) within 30 days of departure Contractor agrees to utilize 100% of the space held at 30 days prior to departure or pay a fee of $40.00 per seat. Passenger Names are required.

         For purposes of this Agreement, a reservation will be deemed to be cancelled by Contractor on the date notice of such cancellation is received by American Airlines. Utilization fees assessed are based on each separate ad-hoc group.

9. DEPOSIT REFUNDS Deposit, less fees if applicable, will be automatically refunded within approximately 30 business days following the travel completion date. Any fees assessed will be deducted from the deposit.

10. FARE/INVENTORY CONVERSIONS Conversions to other fare types will result in cancellation of ad hoc contract and will be subject to any cancellations as outlined above.

                   CONTRACT BULK FARE AND MARKETING AGREEMENT
                                  ATTACHMENT C
                            "INSTANT PURCHASE WAIVER"

American will "waive" the instant purchase requirement on select published sale fares that undercut your contracted bulk fares outlined in this agreement. This "waiver" is only applicable to the markets outlined and contracted in "Attachment A" of your Contract Bulk Fare and Marketing Agreement. The "waiver" may be used as a sell-up when "Z" inventory is not available providing the inventory for the sale fares is available.

INSTANT PURCHASE

The instant purchase (24hr) rule will be waived on published sale fares booked in the inventories as follows. You must be contracted with a bulk agreement for the entities listed to avoid debit memos. Canada/Hawaii/Domestic U.S. - "M" and "K". Mexico - "M". Caribbean - "K".

ALL RESERVATIONS MUST ADHERE TO THE TICKETING DEADLINE INDICATED IN THE SALE FARE RULES. THIS "WAIVER" IS FOR THE 24HR INSTANT PURCHASE ONLY AND DOES NOT COVER ANY CANCELLATION, INCREASE OR CHANGE IN FARE AMOUNT.

INSTANT PURCHASE WAIVER CODE: A9798LS

The Instant Purchase Waiver code must be entered in the Tour Code Box of the ticket and in Historical Remarks (5H-) of the Passenger Name Record (PNR) as referenced below:

         SABRE FORMAT

         When claiming tour commission in conjunction with the Instant Purchase Waiver, the AUTHORIZATION CODE MUST BE LISTED FIRST, followed by the letters "IT" and the first five digits of the tour code. The Instant Purchase waiver will require Sabre phase 3.5 ticketing entries.

         The following is a sample Sabre 3.5 ticketing entry:

         W#QF are Base Code#FOP#UA9798LSIT----#KP, etc.,........(remaining ticketing entries). The tour code box is limited to a total of 14 characters.

         OTHER CRS SYSTEMS

         For those of you on other CRS systems, please contact your applicable CRS Help Desk for ticketing formats.

         PASSENGER NAME RECORD FORMAT

         Update the PNR remarks field as shown: 5H-IPW auth A9798LS

EXPIRATION DATE

All travel must commence no later than end of contract term.

COMMISSION

Standard publish commission applies.

BOOKING CLASS

All fares beginning with "M/K" for Canada/Hawaii/Domestic U.S.. "M" for Mexico. "K" for Caribbean.

CONVERSIONS

Inventory conversions are not permitted.

CONTRACT BULK BOOKINGS ALREADY TICKETED

American will permit Contractor to book sale fares provided inventory is available. Cancellation fee as noted in the Contract Bulk fare rule will apply.

CONTRACT BULK BOOKINGS NOT TICKETED

American will permit Contractor to book sale fares provided inventory is available with no penalty.

Please ensure the appropriate Contract Bulk "Z" bookings are canceled.

FARE RULES

All other fare rules WILL apply.


TICKETING

All SABRE driven tickets must be issued through Phase 3.5 ticketing or Phase IV'd by creating a Phase IV shell. Manual ticket issuance will be required

Tickets issued with waivers other than the instant purchase waiver listed above, will be subject to debit memos for the difference between the sale fare inventory and the amount of the applicable full "Y" fare.

TOUR REQUIREMENT

All contract bulk terms still apply, specially those relating to land tour requirements, contracted markets and 001 plating for AA/AE flights only.

NOTE - all tickets are subject to an American Airlines audit.

ADHOC GROUP REQUESTS

The instant purchase waiver as stated above will apply for adhoc group requests. For all other adhoc group procedures, please see "Attachment B" of your Contract Bulk Fare and Marketing Agreement.

                   CONTRACT BULK FARE AND MARKETING AGREEMENT

                         NET FARE INFORMATION ATTACHMENT


In 1999, select contract bulk fares will be non-commissionable and any tickets issued that claim commission will be subject to debit memo. All ticketing, fare quote and pricing will remain the same with the exception of commission. Your current ticketing entries permit you to claim an agreed commission up-front, even on fares that do not permit up-front commission. Those of you who ticket directly out of SABRE will need to train and advise all reservations and ticketing personnel that these fares are NET and that commission is not included. In an effort to assist you with the change to NET fares, please be guided by the following: AA commissionable fares include the letters "CB" (Commissionable Bulk) in the 2nd/3rd or 3rd/4th position of the fare code. AA NET fares include the letters "NT" (NET) in the 2nd/3rd or 3rd/4th position of the fare basis code.

PROGRAMS THAT OVERLAP - All round-trip fare programs that combine 1998 fares with 1999 levels, i.e. originate under the current commissionable bulk fares and return with a NET fare, will be allowed full commission for the round-trip under the current 1998 bulk rules and commission rates. All NET fare round-trip programs that begin after the effective date of your new 1999 programs will be non-commissionable.

NET FARE TICKET MARK-UP - Since select 1999 fares will be NET and not entitled to commission, you may not mark-up your contract fares and "claim back your mark-up" as commission on the ticket. Even though you are only claiming back your mark-up, our system will debit this as a commission claimed against a NET fare.




READ AND AGREED:


Name/Title


Company

                                  ATTACHMENT A

                         1999 U.S.A. CONTRACT BULK FARES

                                   FARE RULES

FARE BASIS:                ZNTZO99
COMMISSION:                FARES ARE NET (NON-COMMISSIONALBE)
FARES:                     FARES ARE AVAILABLE IN SABRE. REFER TO SABRE ENTRY FQCTIYPAIRDATECB-AA
BOOKING CODE:              Z
RES/TKTG:                  3 DAYS PRIOR TO DEPARTURE
MINIMUM STAY:              3 DAYS IF ORGIN MONDAY THROUGH THURSDAY, SATURDAY, SUNDAY
                           2 DAYS IF ORGIN FRIDAY
MAXIMUM STAY:              45 DAYS
OPEN RETURN:               NOT PERMITTED
STOPOVERS:                 NOT PERMITTED
OPEN JAW:                  SINGLE OPEN JAW PERMITTED AT EITHER ORIGIN OR DESTINATION
ACCOUNT NAME/              ACCOUNT NAME AND TELEPHONE NUMBER (AS LISTED IN AGREEMENT) MUST
TRACKING NUMBER:           APPEAR IN THE CORPORATE NAME FIELD AND PHONE FIELD OF ALL PNR'S.
ROUTINGS:                  ROUTINGS APPLICABLE TO CONTRACTED FARES HAVE THE SAME RESTRICTIONS AS
                           PUBLISHED AA FARES BOOKED IN V/Q CLASS. MOST DIRECT ROUTING APPLIES.
APPLICATION:               APPLIES FOR RT/SOJ TRANSPORTATION FROM POINTS IN THE U.S.
DAY OF WEEK:               ZNTZO99: FARES APPLY EVERY DAY OF WEEK
GROUP REQUIREMENTS:        GROUP TRAVEL IS PERMITTED AS OUTLINED IN THE AD-HOC GROUP PROCEDURES
                           ATTACHMENT IN YOUR CONTRACT.
TOUR REQUIREMENTS:         FARE IS VALID ONLY WITH A PREPAID TOUR. TOUR MUST INCLUDE HOTEL/MOTEL
                           ACCOMMODATIONS FOR THE MINIMUM STAY OF THE TRIP.
                           MAY NOT BE USED IN CONJUNCTION WITH A CRUISE
BLACKOUT DATES:            NOVEMBER 25 - NOVEMBER 30, 1999 AND DECEMBER 19, 1999 - JANUARY 03, 2000
                           FOR TRAVEL TO DEN/SLC TRAVEL NOT PERMITTED NOVEMBER 1, 1999 - APRIL 30
EXPIRATION DATE:           MARCH 31, 2000. ALL TRAVEL MUST COMMENCE BY MARCH 31, 2000
DISCOUNTS:                 CHILDREN: NONE
                           INFANTS: 1 FREE INFANT PSGR UNDER 2 YRS OF AGE NOT OCCUPYING A SEAT WILL
                           BE PERMITTED WHEN ACCOMPANIED BY AN ADULT IN THE SAME COMPARTMENT.
                           TOUR CONDUCTORS/AGENT DISCOUNTS: NONE
                           SENIOR CITIZEN DISCOUNTS: NONE
CHANGES:                   CHANGES PRIOR TO TICKET ISSUANCE - PERMITTED.
                           CHANGES AFTER TICKET ISSUANCE - ORIGIN, RETURN OR CONTINUING
                           RESERVATIONS MAY BE CHANGED. REVALIDATION IS NOT PERMITTED, TICKET
                           MUST BE REISSUED BY AA OR CONTRACTOR ONLY AND WILL BE SUBJECT
                           TO A $75 ADMINISTRATIVE SERVICE CHARGE (ON CONTRACTOR REISSUE, $25
                           RETAINED BY CONTRACTOR, $50 NET PAID TO AA). THE NEW ITINERARY
                           MUST MEET THE ADVANCE RES/TKT, MIN/MAX STAY REQUIREMENTS OF THESE
                           FARES. APPLICABLE INVENTORY MUST BE AVAILABLE.
                           CHANGES AFTER DEPARTURE - DATE/TIME/CONNECTING POINTS ARE PERMITTED AT
                           ANY TIME BY AA OR CONTRACTOR ONLY AND WILL BE SUBJECT TO A $75
                           ADMINISTRATIVE SERVICE CHARGE (ON CONTRACTOR REISSUE, $25 RETAINED BY
                           CONTRACTOR, $50 NET PAID TO AA). THE NEW ITINERARY MUST MEET THE
                           ADVANCE RES/TKT, MIN/MAX STAY REQUIREMENTS OF THESE FARES. APPLICABLE
                           INVENTORY MUST BE AVAILABLE AND TICKETS MAY NOT BE REVALIDATED.
                           STANDBY - PERMITTED FOR PASSENGERS WITH CONFIRMED TICKETS ON
                           EARLIER/LATER SAME DAY FLIGHTS ON WHICH THESE FARES APPLY.
COMBINABILITY:             FARES SOLD IN COMBINATION WITH THESE FARES MUST BE ISSUED ON SEPARATE
                           TICKETS. COMBINABLE WITH OTHER BULK FARES IN THE SAME MARKET ONLY.
CANCELLATION FEE:          TICKETS ARE SUBJECT TO A $75.00 REFUND SERVICE CHARGE. REFUNDS MAY BE
                           PROCESSED THROUGH ARC PROVIDED THE SERVICE CHARGE/CANCELLATION
                           PENALTY IS DEDUCTED ON THE TICKET REPORT.




FARES ARE ROUND TRIP USD AND INCLUDE 8% DOMESTIC U.S. TAX. FARES DO NOT INCLUDE DOMESTIC SEGMENT TAXES, FUEL SURCHARGES OR PFC CHARGES THAT MAY APPLY OUT OF SELECT AIRPORTS. PFC'S, SURCHARGES AND TAXES ARE SUBJECT TO CHANGE WITHOUT NOTICE AND ARE NOT GUARANTEED UNDER CONTRACT. COLLECTION OF THESE ADDITIONAL SURCHARGES BY ACCOUNT IS REQUIRED. FARES ARE NET (NON-COMMISSIONABLE).

                                U.S. ZONE PROGRAM
                         JANUARY 1, 1999-MARCH 31, 2000

ORIGINATING                                                DESTINATION ZONES
ZONES                                                           (RT NET)

                    ZONE A                     ZONE B             ZONE C           ZONE D            ZONE E          ZONE F
FARE CODE                                      ZNTZO99            ZNTZO99          ZNTZO99           ZNTZO99         ZNTZO99
A         see Florida fare sheets                [*]                [*]              [*]               [*]             [*]

B         see Florida fare sheets                [*]                [*]              [*]               [*]             [*]

C         see Florida fare sheets                [*]                [*]              [*]               [*]             [*]

D         see Florida fare sheets                [*]                [*]              [*]               [*]             [*]

E         see Florida fare sheets                [*]                [*]              [*]               [*]             [*]

F         see Florida fare sheets                [*]                [*]              [*]               [*]             [*]



ORIGIN ZONES:     DESTINATION ZONES:

ZONE A                                  ZONE A
FL                                      EYW/FLL/FMY/JAX/MIA/MTH/ORL/PBI/SRQ/TPA

ZONE B                                  ZONE B
CT/DC/GA/MA/MD/NC/NH/NJ/NY/PA/RI/VA     ATL/BOS/BWI/CLT/EWR/GSO/NYC/ORF/ORL/PHL/RDU/RIC/WAS

ZONE C                                  ZONE C
IA/IL/IN/KS/KY/MI/MN/MO/NE/OH/TN/WI     BNA/CHI/MEM/MKC/MSP/SDF/SGF/STL/TVC

ZONE D                                  ZONE D
AL/AR/LA/MS/OK/TX                       AUS/BHM/BTR/DFW/ELP/HOU/HRL/HSV/JAN/LCH/MAF/MSY/SAT
                                        /SHV

ZONE E                                  ZONE E
CO/NM/UT/WY                             ABQ/*DEN/SLC* (*NOTE: VALID MAY 1 - OCTOBER 31,
                                        1999)

ZONE F                                  ZONE F
AZ/CA/NV/OR/WA                          LAS/LAX/PDX/PHX/PSP/RNO/SAN/SEA/SFO/SMF/TUS


                                  ATTACHMENT A

                        1999 FLORIDA CONTRACT BULK FARES

                                   FARE RULES

FARE BASIS:                ZNTXF9/ZNTWF9
COMMISSION:                FARES ARE NET (NON-COMMISSIONALBE)
FARES:                     FARES ARE AVAILABLE IN SABRE. REFER TO SABRE ENTRY FQCITYPAIRDA TECB-AA
BOOKING CODE:              Z
RES/TKTG:                  3 DAYS PRIOR TO DEPARTURE
MINIMUM STAY:              3 DAYS IF ORGIN MONDAY THROUGH THURSDAY, SATURDAY, SUNDAY
                           2 DAYS IF ORGIN FRIDAY
MAXIMUM STAY:              45 DAYS
OPEN RETURN:               NOT PERMITTED
STOPOVERS:                 NOT PERMITTED
OPEN JAW:                  SINGLE OPEN JAW PERMITTED AT EITHER ORIGIN OR DESTINATION
ACCOUNT NAME/              ACCOUNT NAME AND TELEPHONE NUMBER (AS LISTED IN AGREEMENT) MUST
TRACKING NUMBER:           APPEAR IN THE CORPORATE NAME FIELD AND PHONE FIELD OF ALL PNR'S.
ROUTINGS:                  ROUTINGS APPLICABLE TO CONTRACTED FARES HAVE THE SAME RESTRICTIONS AS
                           PUBLISHED AA FARES BOOKED IN V/Q CLASS. MOST DIRECT ROUTING APPLIES.
APPLICATION:               APPLIES FOR RT/SOJ TRANSPORTATION FROM POINTS IN THE U.S. TO POINTS IN
                           FLORIDA.
DAY OF WEEK:               ZNTWF9: FARES APPLY FRIDAY-SUNDAY.
                           ZNTXF9: FARES APPLY MONDAY-THURSDAY.
GROUP REQUIREMENTS:        GROUP TRAVEL IS PERMITTED AS OUTLINED IN THE AD-HOC GROUP PROCEDURES
                           ATTACHMENT IN YOUR CONTRACT.
TOUR REQUIREMENTS:         FARE IS VALID ONLY WITH A PREPAID TOUR, TOUR MUST INCLUDE HOTEL/MOTEL
                           ACCOMMODATIONS FOR THE MINIMUM STAY OF THE TRIP.
                           MAY NOT BE USED IN CONJUNCTION WITH A CRUISE
BLACKOUT DATES:            NOVEMBER 25 - NOVEMBER 30, 1999 AND DECEMBER 19, 1999 - JANUARY 03, 2000
                           FOR TRAVEL TO DEN/DRO/COS/GUC/HDN/JAC/SLC NOT PERMITTED NOV. 1-APR 30
EXPIRATION DATE:           MARCH 31, 2000. ALL TRAVEL MUST COMMENCE BY MARCH 31, 2000
DISCOUNTS:                 CHILDREN: CHILDREN 2 THRU 11 YEARS OF AGE WILL BE CHARGED 75% OF THE
                           APPLICABLE ADULT BULK FARE WHEN ACCOMPANIED BY A BULK FARE PAYING
                           ADULT IN THE SAME COMPARTMENT. A MAXIMUM OF 2 CHILDREN WILL BE
                           PERMITTED TO ACCOMPANY EACH PASSENGER PAYING THE ADULT FARE.
                           INFANTS: 1 FREE INFANT PSGR UNDER 2 YRS OF AGE NOT OCCUPYING A SEAT WILL
                           BE PERMITTED WHEN ACCOMPANIED BY AN ADULT IN THE SAME COMPARTMENT.
                           TOUR CONDUCTORS/AGENT DISCOUNTS: NONE
                           SENIOR CITIZEN DISCOUNTS: NONE
CHANGES:                   CHANGES PRIOR TO TICKET ISSUANCE - PERMITTED.
                           CHANGES AFTER TICKET ISSUANCE - ORIGIN, RETURN OR CONTINUING
                           RESERVATIONS MAY BE CHANGED. REVALIDATION IS NOT PERMITTED, TICKET
                           MUST BE REISSUED BY AA OR CONTRACTOR ONLY AND WILL BE SUBJECT
                           TO A $75 ADMINISTRATIVE SERVICE CHARGE (ON CONTRACTOR REISSUE, $25
                           RETAINED BY CONTRACTOR, $50 NET PAID TO AA). THE NEW ITINERARY
                           MUST MEET THE ADVANCE RES/TKT, MIN/MAX STAY REQUIREMENTS OF THESE
                           FARES. APPLICABLE INVENTORY MUST BE AVAILABLE.
                           CHANGES AFTER DEPARTURE - DATE/TIME/CONNECTING POINTS ARE PERMITTED AT
                           ANY TIME BY AA OR CONTRACTOR ONLY AND WILL BE SUBJECT TO A $75
                           ADMINISTRATIVE SERVICE CHARGE (ON CONTRACTOR REISSUE, $25 RETAINED BY
                           CONTRACTOR, $50 NET PAID TO AA). THE NEW ITINERARY MUST MEET THE
                           ADVANCE RES/TKT, MIN/MAX STAY REQUIREMENTS OF THESE FARES. APPLICABLE
                           INVENTORY MUST BE AVAILABLE AND TICKETS MAY NOT BE REVALIDATED.
                           STANDBY - PERMITTED FOR PASSENGERS WITH CONFIRMED TICKETS ON
                           EABLIER/LATER SAME DAY FLIGHTS ON WHICH THESE FARES APPLY.
COMBINABILITY:             FARES SOLD IN COMBINATION WITH THESE FARES MUST BE ISSUED ON SEPARATE
                           TICKETS. COMBINABLE WITH OTHER BULK FARES IN THE SAME MARKET ONLY.
CANCELLATION FEE:          TICKETS ARE SUBJECT TO A $75.00 REFUND SERVICE CHARGE. REFUNDS MAY BE
                           PROCESSED THROUGH ARC PROVIDED THE SERVICE CHARGE/CANCELLATION
                           PENALTY IS DEDUCTED ON THE TICKET REPORT.




FARES ARE ROUND TRIP USD AND INCLUDE 8% DOMESTIC U.S. TAX. FARES DO NOT INCLUDE DOMESTIC SEGMENT TAXES, FUEL SURCHARGES OR PFC CHARGES THAT MAY APPLY OUT OF SELECT AIRPORTS. PFC'S, SURCHARGES AND TAXES ARE SUBJECT TO CHANGE WITHOUT NOTICE AND ARE NOT GUARANTEED UNDER CONTRACT. COLLECTION OF THESE ADDITIONAL SURCHARGES BY ACCOUNT IS REQUIRED. FARES ARE NET (NON-COMMISSIONABLE).

                                  ATTACHMENT A
                   1999 U.S. - FLORIDA NET CONTRACT BULK FARES
                      EFF JAN 1, 1999 THROUGH MAR 31, 2000
                                   U.S. - FLL

                  ZNTXF9          ZNTWF9                              ZNTXF9           ZNTWF9
ABI                [*]             [*]              JAC                 [*]             [*]
ABQ                [*]             [*]              JAN                 [*]             [*]
ACT                [*]             [*]              LAN                 [*]             [*]
AEX                [*]             [*]              LAS                 [*]             [*]
AMA                [*]             [*]              LAW                 [*]             [*]
AUS                [*]             [*]              LAX                 [*]             [*]
AZO                [*]             [*]              LBB                 [*]             [*]
BFL                [*]             [*]              LCH                 [*]             [*]
BMI                [*]             [*]              LFT                 [*]             [*]
BOS                [*]             [*]              LIT                 [*]             [*]
BPT                [*]             [*]              LRD                 [*]             [*]
BTR                [*]             [*]              LSE                 [*]             [*]
BUR                [*]             [*]              MAF                 [*]             [*]
CHI                [*]             [*]              MEM                 [*]             [*]
CID                [*]             [*]              MFE                 [*]             [*]
CLD                [*]             [*]              MKC                 [*]             [*]
CLE                [*]             [*]              MKE                 [*]             [*]
CLL                [*]             [*]              MLI                 [*]             [*]
CMH                [*]             [*]              MRY                 [*]             [*]
CMI                [*]             [*]              MSN                 [*]             [*]
COS                [*]             [*]              MSP                 [*]             [*]
CRP                [*]             [*]              MSY                 [*]             [*]
CVG                [*]             [*]              NYC                 [*]             [*]
CWA                [*]             [*]              OAK                 [*]             [*]
DAY                [*]             [*]              OKC                 [*]             [*]
DBQ                [*]             [*]              OMA                 [*]             [*]
DEN                [*]             [*]              ONT                 [*]             [*]
DFW                [*]             [*]              PDX                 [*]             [*]
DSM                [*]             [*]              PHX                 [*]             [*]
DTT                [*]             [*]              PIA                 [*]             [*]
ELP                [*]             [*]              PSP                 [*]             [*]
EVV                [*]             [*]              RNO                 [*]             [*]
FAT                [*]             [*]              RST                 [*]             [*]
FSM                [*]             [*]              SAN                 [*]             [*]
FWA                [*]             [*]              SAT                 [*]             [*]
FYV                [*]             [*]              SBA                 [*]             [*]
GGG                [*]             [*]              SBN                 [*]             [*]
GRB                [*]             [*]              SBP                 [*]             [*]
GRR                [*]             [*]              SEA                 [*]             [*]
HAR                [*]             [*]              SFO                 [*]             [*]
HOU                [*]             [*]              SGF                 [*]             [*]
HRL                [*]             [*]              SHV                 [*]             [*]
ICT                [*]             [*]              SJC                 [*]             [*]
ILE                [*]             [*]              SJT                 [*]             [*]
IND                [*]             [*]              SLC                 [*]             [*]


                                  ATTACHMENT A
                   1999 U.S. - FLORIDA NET CONTRACT BULK FARES
                      EFF JAN 1, 1999 THROUGH MAR 31, 2000
                                   U.S. - FLL

                   ZNTXF9           ZNTWF9                              ZNTXF9          ZNTWF9
SMF                  [*]             [*]                  TUL            [*]             [*]

SNA                  [*]             [*]                  TUS            [*]             [*]

SPI                  [*]             [*]                  TVC            [*]             [*]

SPS                  [*]             [*]                  TXK            [*]             [*]

STL                  [*]             [*]                  TYR            [*]             [*]

TOL                  [*]             [*]



       FARES ARE RT NET USD AND NON-COMMISSIONABLE. FARES INCLUDE 8% U.S.
        DOMESTIC TRANSPORTATION TAX BUT DO NOT INCLUDE U.S. SEGMENT TAXES
             FUEL SURCHARGES, PFCS OR ANY OTHER SURCHARGES OR TAXES
         THAT MAY APPLY. ABOVE TAXES, SURCHARGES AND FEES ARE SUBJECT TO
          CHANGE WITHOUT NOTICE AND ARE NOT GUARANTEED UNDER CONTRACT.
                COLLECTION OF THESE FEES BY ACCOUNT IS REQUIRED.

                                  ATTACHMENT A

                   1999 U.S. - FLORIDA NET CONTRACT BULK FARES
                      EFF JAN 1, 1999 THROUGH MAR 31, 2000
                                   U.S. - JAX

                ZNTXF9        ZNTWF9                         ZNTXF9              ZNTWF9
ABI              [*]            [*]         JAC                [*]                 [*]

ABQ              [*]            [*]         LAN                [*]                 [*]

ACT              [*]            [*]         LAS                [*]                 [*]

AEX              [*]            [*]         LAW                [*]                 [*]

AMA              [*]            [*]         LAX                [*]                 [*]

AUS              [*]            [*]         LBB                [*]                 [*]

AZO              [*]            [*]         LCH                [*]                 [*]

BDL              [*]            [*]         LFT                [*]                 [*]

BFL              [*]            [*]         LRD                [*]                 [*]

BMI              [*]            [*]         LSE                [*]                 [*]

BOS              [*]            [*]         MAF                [*]                 [*]

BPT              [*]            [*]         MFE                [*]                 [*]

BUR              [*]            [*]         MKC                [*]                 [*]

BWI              [*]            [*]         MKE                [*]                 [*]

CHI              [*]            [*]         MLI                [*]                 [*]

CID              [*]            [*]         MRY                [*]                 [*]

CLD              [*]            [*]         MSN                [*]                 [*]

CLE              [*]            [*]         MSP                [*]                 [*]

CLL              [*]            [*]         MSY                [*]                 [*]

COS              [*]            [*]         NYC                [*]                 [*]

CRP              [*]            [*]         OAK                [*]                 [*]

CWA              [*]            [*]         OKC                [*]                 [*]

DBQ              [*]            [*]         OMA                [*]                 [*]

DEN              [*]            [*]         ONT                [*]                 [*]

DFW              [*]            [*]         PDX                [*]                 [*]

DTT              [*]            [*]         PHL                [*]                 [*]

ELP              [*]            [*]         PHX                [*]                 [*]

EVV              [*]            [*]         PSP                [*]                 [*]

EWR              [*]            [*]         RNO                [*]                 [*]

FAT              [*]            [*]         SAN                [*]                 [*]

FSM              [*]            [*]         SAT                [*]                 [*]

FYV              [*]            [*]         SBA                [*]                 [*]


GGG             [*]           [*]          SBN               [*]                 [*]

GRB             [*]           [*]          SBP               [*]                 [*]

HOU             [*]           [*]          SEA               [*]                 [*]

HRL             [*]           [*]          SFO               [*]                 [*]

ICT             [*]           [*]          SGF               [*]                 [*]

ILE             [*]           [*]          SHV               [*]                 [*]


                                  ATTACHMENT A
                   1999 U.S. - FLORIDA NET CONTRACT BULK FARES
                      EFF JAN 1, 1999 THROUGH MAR 31, 2000
                                   U.S. - JAX

                   ZNTXF9         ZNTWF9                        ZNTXF9              ZNTWF9
SJC                 [*]            [*]          TOL              [*]                 [*]

SJT                 [*]            [*]          TUL              [*]                 [*]

SLC                 [*]            [*]          TUS              [*]                 [*]

SMF                 [*]            [*]          TVC              [*]                 [*]

SNA                 [*]            [*]          TXK              [*]                 [*]

SPI                 [*]            [*]          TYR              [*]                 [*]

SPS                 [*]            [*]          WAS              [*]                 [*]



       FARES ARE RT NET USD AND NON-COMMISSIONABLE. FARES INCLUDE 8% U.S.
        DOMESTIC TRANSPORTATION TAX BUT DO NOT INCLUDE U.S. SEGMENT TAXES
             FUEL SURCHARGES, PFCS OR ANY OTHER SURCHARGES OR TAXES
         THAT MAY APPLY. ABOVE TAXES, SURCHARGES AND FEES ARE SUBJECT TO
          CHANGE WITHOUT NOTICE AND ARE NOT GUARANTEED UNDER CONTRACT.
                COLLECTION OF THESE FEES BY ACCOUNT IS REQUIRED.

                                  ATTACHMENT A
                   1999 U.S. - FLORIDA NET CONTRACT BULK FARES
                      EFF JAN 1, 1999 THROUGH MAR 31, 2000
                                   U.S. - MIA

                   ZNTXF9          ZNTWF9                        ZNTXF9           ZNTWF9
ABI                 [*]              [*]        HOU                [*]              [*]

ABQ                 [*]              [*]        HRL                [*]              [*]

ACT                 [*]              [*]        ICT                [*]              [*]

AEX                 [*]              [*]        ILE                [*]              [*]

ALB                 [*]              [*]        IND                [*]              [*]

AMA                 [*]              [*]        JAC                [*]              [*]

ATL                 [*]              [*]        LAN                [*]              [*]

AUS                 [*]              [*]        LAS                [*]              [*]

AZO                 [*]              [*]        LAW                [*]              [*]

BDL                 [*]              [*]        LAX                [*]              [*]

BFL                 [*]              [*]        LBB                [*]              [*]

BMI                 [*]              [*]        LCH                [*]              [*]

BNA                 [*]              [*]        LFT                [*]              [*]

BOS                 [*]              [*]        LIT                [*]              [*]

BPT                 [*]              [*]        LRD                [*]              [*]

BUF                 [*]              [*]        LSE                [*]              [*]

BUR                 [*]              [*]        MAF                [*]              [*]

BWI                 [*]              [*]        MFE                [*]              [*]

CHI                 [*]              [*]        MKC                [*]              [*]

CID                 [*]              [*]        MKE                [*]              [*]

CLD                 [*]              [*]        MLI                [*]              [*]

CLE                 [*]              [*]        MRY                [*]              [*]

CLL                 [*]              [*]        MSN                [*]              [*]

CMH                 [*]              [*]        MSP                [*]              [*]

CMI                 [*]              [*]        MSY                [*]              [*]

COS                 [*]              [*]        NYC                [*]              [*]

CRP                 [*]              [*]        OAK                [*]              [*]

CVG                 [*]              [*]        OKC                [*]              [*]

CWA                 [*]              [*]        OMA                [*]              [*]

DAY                 [*]              [*]        ONT                [*]              [*]

DBQ                 [*]              [*]        PDX                [*]              [*]

DEN                 [*]              [*]        PHL                [*]              [*]



DFW                 [*]              [*]        PHX               [*]                [*]

DSM                 [*]              [*]        PIA               [*]                [*]

DTT                 [*]              [*]        PIT               [*]                [*]

ELP                 [*]              [*]        PSP               [*]                [*]

EVV                 [*]              [*]        PVD               [*]                [*]

EWR                 [*]              [*]        RDU               [*]                [*]

FAT                 [*]              [*]        RNO               [*]                [*]

FSM                 [*]              [*]        ROC               [*]                [*]

FWA                 [*]              [*]        RST               [*]                [*]

FYV                 [*]              [*]        SAN               [*]                [*]

GGG                 [*]              [*]        SAT               [*]                [*]

GRB                 [*]              [*]        SBA               [*]                [*]

GRR                 [*]              [*]        SBN               [*]                [*]

                                  ATTACHMENT A
                   1999 U.S. - FLORIDA NET CONTRACT BULK FARES
                      EFF JAN 1, 1999 THROUGH MAR 31, 2000
                                   U.S. - MIA

                  ZNTXF9             ZNTWF9                         ZNTXF9            ZNTWF9
SBP                [*]                [*]          SPS              [*]               [*]

SEA                [*]                [*]          STL              [*]               [*]

SFO                [*]                [*]          SYR              [*]               [*]

SGF                [*]                [*]          TOL              [*]               [*]

SHV                [*]                [*]          TUL              [*]               [*]

SJC                [*]                [*]          TUS              [*]               [*]

SJT                [*]                [*]          TVC              [*]               [*]

SLC                [*]                [*]          TXK              [*]               [*]

SMF                [*]                [*]          TYR              [*]               [*]

SNA                [*]                [*]          WAS              [*]               [*]

SPI                [*]                [*]



       FARES ARE RT NET USD AND NON-COMMISSIONABLE. FARES INCLUDE 8% U.S.
        DOMESTIC TRANSPORTATION TAX BUT DO NOT INCLUDE U.S. SEGMENT TAXES
             FUEL SURCHARGES, PFCS OR ANY OTHER SURCHARGES OR TAXES
         THAT MAY APPLY. ABOVE TAXES, SURCHARGES AND FEES ARE SUBJECT TO
          CHANGE WITHOUT NOTICE AND ARE NOT GUARANTEED UNDER CONTRACT.
                COLLECTION OF THESE FEES BY ACCOUNT IS REQUIRED.

                                  ATTACHMENT A
                   1999 U.S. - FLORIDA NET CONTRACT BULK FARES
                      EFF JAN 1, 1999 THROUGH MAR 31, 2000
                                   U.S. - ORL

                   ZNTXF9              ZNTWF9                          ZNTXF9             ZNTWF9
ABI                 [*]                 [*]               ICT           [*]                [*]

ABQ                 [*]                 [*]               ILE           [*]                [*]

ACT                 [*]                 [*]               IND           [*]                [*]

AEX                 [*]                 [*]               JAC           [*]                [*]

AMA                 [*]                 [*]               LAN           [*]                [*]

AUS                 [*]                 [*]               LAS           [*]                [*]

AZO                 [*]                 [*]               LAW           [*]                [*]

BDL                 [*]                 [*]               LAX           [*]                [*]

BFL                 [*]                 [*]               LBB           [*]                [*]

BMI                 [*]                 [*]               LCH           [*]                [*]

BNA                 [*]                 [*]               LFT           [*]                [*]

BOS                 [*]                 [*]               LIT           [*]                [*]

BPT                 [*]                 [*]               LRD           [*]                [*]

BUR                 [*]                 [*]               LSE           [*]                [*]

BWI                 [*]                 [*]               MAF           [*]                [*]

CHI                 [*]                 [*]               MFE           [*]                [*]

CID                 [*]                 [*]               MKC           [*]                [*]

CLD                 [*]                 [*]               MKE           [*]                [*]

CLE                 [*]                 [*]               MLI           [*]                [*]

CLL                 [*]                 [*]               MRY           [*]                [*]

CMH                 [*]                 [*]               MSN           [*]                [*]

CMI                 [*]                 [*]               MSP           [*]                [*]

COS                 [*]                 [*]               MSY           [*]                [*]

CRP                 [*]                 [*]               NYC           [*]                [*]

CVG                 [*]                 [*]               OAK           [*]                [*]

CWA                 [*]                 [*]               OKC           [*]                [*]

DAY                 [*]                 [*]               OMA           [*]                [*]

DBQ                 [*]                 [*]               ONT           [*]                [*]

DEN                 [*]                 [*]               PDX           [*]                [*]

DFW                 [*]                 [*]               PHL           [*]                [*]

DSM                 [*]                 [*]               PHX           [*]                [*]

DTT                 [*]                 [*]               PIA           [*]                [*]



ELP                 [*]                 [*]               PSP           [*]                [*]

EVV                 [*]                 [*]               RDU           [*]                [*]

EWR                 [*]                 [*]               RNO           [*]                [*]

FAT                 [*]                 [*]               RST           [*]                [*]

FSM                 [*]                 [*]               SAN           [*]                [*]

FWA                 [*]                 [*]               SAT           [*]                [*]

FYV                 [*]                 [*]               SBA           [*]                [*]

GGG                 [*]                 [*]               SBN           [*]                [*]

GRB                 [*]                 [*]               SBP           [*]                [*]

GRR                 [*]                 [*]               SEA           [*]                [*]

HOU                 [*]                 [*]               SFO           [*]                [*]

HRL                 [*]                 [*]               SGF           [*]                [*]

HSV                 [*]                 [*]               SHV           [*]                [*]


                                  ATTACHMENT A
                   1999 U.S. - FLORIDA NET CONTRACT BULK FARES
                      EFF JAN 1, 1999 THROUGH MAR 31, 2000
                                   U.S. - ORL

                      ZNTXF9              ZNTWF9                          ZNTXF9             ZNTWF9
SJC                    [*]                 [*]                TOL          [*]                [*]

SJT                    [*]                 [*]                TUL          [*]                [*]

SLC                    [*]                 [*]                TUS          [*]                [*]

SMF                    [*]                 [*]                TVC          [*]                [*]

SNA                    [*]                 [*]                TXK          [*]                [*]

SPI                    [*]                 [*]                TYR          [*]                [*]

SPS                    [*]                 [*]                WAS          [*]                [*]

STL                    [*]                 [*]



       FARES ARE RT NET USD AND NON-COMMISSIONABLE. FARES INCLUDE 8% U.S.
        DOMESTIC TRANSPORTATION TAX BUT DO NOT INCLUDE U.S. SEGMENT TAXES
             FUEL SURCHARGES, PFCS OR ANY OTHER SURCHARGES OR TAXES
         THAT MAY APPLY. ABOVE TAXES, SURCHARGES AND FEES ARE SUBJECT TO
          CHANGE WITHOUT NOTICE AND ARE NOT GUARANTEED UNDER CONTRACT.
                COLLECTION OF THESE FEES BY ACCOUNT IS REQUIRED.

                                  ATTACHMENT A
                   1999 U.S. - FLORIDA NET CONTRACT BULK FARES
                      EFF JAN 1, 1999 THROUGH MAR 31, 2000
                           U.S. - EYW/FMY/MTH/PBI/SRQ

                        ZNTXF9                ZNTWF9                       ZNTXF9             ZNTWF9
ABI                      [*]                   [*]            ICT            [*]                [*]

ABQ                      [*]                   [*]            ILE            [*]                [*]

ACT                      [*]                   [*]            IND            [*]                [*]

AEX                      [*]                   [*]            JAC            [*]                [*]

ALB                      [*]                   [*]            LAN            [*]                [*]

AMA                      [*]                   [*]            LAS            [*]                [*]

ATL                      [*]                   [*]            LAW            [*]                [*]

AUS                      [*]                   [*]            LAX            [*]                [*]

AZO                      [*]                   [*]            LBB            [*]                [*]

BDL                      [*]                   [*]            LCH            [*]                [*]

BFL                      [*]                   [*]            LFT            [*]                [*]

BMI                      [*]                   [*]            LIT            [*]                [*]

BNA                      [*]                   [*]            LSE            [*]                [*]

BOS                      [*]                   [*]            MAF            [*]                [*]

BPT                      [*]                   [*]            MFE            [*]                [*]

BUF                      [*]                   [*]            MKC            [*]                [*]

BUR                      [*]                   [*]            MKE            [*]                [*]

BWI                      [*]                   [*]            MLI            [*]                [*]

CHI                      [*]                   [*]            MRY            [*]                [*]

CID                      [*]                   [*]            MSN            [*]                [*]

CLD                      [*]                   [*]            MSP            [*]                [*]

CLE                      [*]                   [*]            MSY            [*]                [*]

CLL                      [*]                   [*]            NYC            [*]                [*]

CMI                      [*]                   [*]            OAK            [*]                [*]

COS                      [*]                   [*]            OKC            [*]                [*]

CRP                      [*]                   [*]            OMA            [*]                [*]

CVG                      [*]                   [*]            ONT            [*]                [*]

CWA                      [*]                   [*]            PDX            [*]                [*]

DAY                      [*]                   [*]            PHL            [*]                [*]

DEN                      [*]                   [*]            PIA            [*]                [*]

DFW                      [*]                   [*]            PSP            [*]                [*]

DSM                      [*]                   [*]            PVD            [*]                [*]



DTT                      [*]                   [*]             RDU           [*]                [*]

ELP                      [*]                   [*]             RNO           [*]                [*]

EVV                      [*]                   [*]             RST           [*]                [*]

EWR                      [*]                   [*]             SAN           [*]                [*]

FAT                      [*]                   [*]             SAT           [*]                [*]

FSM                      [*]                   [*]             SBN           [*]                [*]

FWA                      [*]                   [*]             SEA           [*]                [*]

FYV                      [*]                   [*]             SFO           [*]                [*]

GGG                      [*]                   [*]             SGF           [*]                [*]

GRB                      [*]                   [*]             SHV           [*]                [*]

GRR                      [*]                   [*]             SJC           [*]                [*]

HOU                      [*]                   [*]             SJT           [*]                [*]

HRL                      [*]                   [*]             SLC           [*]                [*]


                                  ATTACHMENT A
                   1999 U.S. - FLORIDA NET CONTRACT BULK FARES
                      EFF JAN 1, 1999 THROUGH MAR 31, 2000
                           U.S. - EYW/FMY/MTH/PBI/SRQ

                         ZNTXF9                 ZNTWF9                        ZNTXF9           ZNTWF9
SMF                       [*]                     [*]            TUL            [*]              [*]

SNA                       [*]                     [*]            TUS            [*]              [*]

SPI                       [*]                     [*]            TVC            [*]              [*]

SPS                       [*]                     [*]            TXK            [*]              [*]

STL                       [*]                     [*]            TYR            [*]              [*]

TOL                       [*]                     [*]            WAS            [*]              [*]



       FARES ARE RT NET USD AND NON-COMMISSIONABLE. FARES INCLUDE 8% U.S.
        DOMESTIC TRANSPORTATION TAX BUT DO NOT INCLUDE U.S. SEGMENT TAXES
             FUEL SURCHARGES, PFCS OR ANY OTHER SURCHARGES OR TAXES
         THAT MAY APPLY. ABOVE TAXES, SURCHARGES AND FEES ARE SUBJECT TO
          CHANGE WITHOUT NOTICE AND ARE NOT GUARANTEED UNDER CONTRACT.
                COLLECTION OF THESE FEES BY ACCOUNT IS REQUIRED.

                                  ATTACHMENT A
                   1999 U.S. - FLORIDA NET CONTRACT BULK FARES
                      EFF JAN 1, 1999 THROUGH MAR 31, 2000
                                   U.S. - TPA

                         ZNTXF9                 ZNTWF9                        ZNTXF9           ZNTWF9
ABI                       [*]                    [*]             ILE           [*]              [*]

ABQ                       [*]                    [*]             IND           [*]              [*]

ACT                       [*]                    [*]             JAC           [*]              [*]

AEX                       [*]                    [*]             LAN           [*]              [*]

AMA                       [*]                    [*]             LAS           [*]              [*]

AUS                       [*]                    [*]             LAW           [*]              [*]

AZO                       [*]                    [*]             LAX           [*]              [*]

BDL                       [*]                    [*]             LBB           [*]              [*]

BFL                       [*]                    [*]             LCH           [*]              [*]

BMI                       [*]                    [*]             LFT           [*]              [*]

BNA                       [*]                    [*]             LIT           [*]              [*]

BOS                       [*]                    [*]             LRD           [*]              [*]

BPT                       [*]                    [*]             LSE           [*]              [*]

BUR                       [*]                    [*]             MAF           [*]              [*]

BWI                       [*]                    [*]             MFE           [*]              [*]

CHI                       [*]                    [*]             MKC           [*]              [*]

CID                       [*]                    [*]             MKE           [*]              [*]

CLD                       [*]                    [*]             MLI           [*]              [*]

CLE                       [*]                    [*]             MRY           [*]              [*]

CLL                       [*]                    [*]             MSN           [*]              [*]

CMH                       [*]                    [*]             MSP           [*]              [*]

CMI                       [*]                    [*]             MSY           [*]              [*]

COS                       [*]                    [*]             NYC           [*]              [*]

CRP                       [*]                    [*]             OAK           [*]              [*]

CVG                       [*]                    [*]             OKC           [*]              [*]

CWA                       [*]                    [*]             OMA           [*]              [*]

DAY                       [*]                    [*]             ONT           [*]              [*]

DBQ                       [*]                    [*]             PDX           [*]              [*]

DEN                       [*]                    [*]             PHL           [*]              [*]

DFW                       [*]                    [*]             PHX           [*]              [*]

DSM                       [*]                    [*]             PIA           [*]              [*]

DTT                       [*]                    [*]             PSP           [*]              [*]


ELP                      [*]                   [*]             RDU          [*]                [*]

EVV                      [*]                   [*]             RNO          [*]                [*]

EWR                      [*]                   [*]             RST          [*]                [*]

FAT                      [*]                   [*]             SAN          [*]                [*]

FSM                      [*]                   [*]             SAT          [*]                [*]

FWA                      [*]                   [*]             SBA          [*]                [*]

FYV                      [*]                   [*]             SBN          [*]                [*]

GGG                      [*]                   [*]             SBP          [*]                [*]

GRB                      [*]                   [*]             SEA          [*]                [*]

GRR                      [*]                   [*]             SFO          [*]                [*]

HOU                      [*]                   [*]             SGF          [*]                [*]

HRL                      [*]                   [*]             SHV          [*]                [*]

ICT                      [*]                   [*]             SJC          [*]                [*]

                                  ATTACHMENT A
                   1999 U.S. - FLORIDA NET CONTRACT BULK FARES
                      EFF JAN 1, 1999 THROUGH MAR 31, 2000
                                   U.S. - TPA

                        ZNTXF9                     ZNTWF9                         ZNTXF9           ZNTWF9
SJT                      [*]                        [*]               TOL          [*]              [*]

SLC                      [*]                        [*]               TUL          [*]              [*]

SMF                      [*]                        [*]               TUS          [*]              [*]

SNA                      [*]                        [*]               TVC          [*]              [*]

SPI                      [*]                        [*]               TXK          [*]              [*]

SPS                      [*]                        [*]               TYR          [*]              [*]

STL                      [*]                        [*]               WAS          [*]              [*]



       FARES ARE RT NET USD AND NON-COMMISSIONABLE. FARES INCLUDE 8% U.S.
        DOMESTIC TRANSPORTATION TAX BUT DO NOT INCLUDE U.S. SEGMENT TAXES
             FUEL SURCHARGES, PFCS OR ANY OTHER SURCHARGES OR TAXES
         THAT MAY APPLY. ABOVE TAXES, SURCHARGES AND FEES ARE SUBJECT TO
          CHANGE WITHOUT NOTICE AND ARE NOT GUARANTEED UNDER CONTRACT.
                COLLECTION OF THESE FEES BY ACCOUNT IS REQUIRED.